Statements of Net Assets Available for Benefits - EBP 258 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Investments
Investments, at fair value	$ 272,206	$ 240,433
Plan interest in Master Trust (Note 3)	5,739	2,733
Total investments	277,945	243,166
Receivables:
Employer contributions	1	0
Participant contributions	2	0
Notes receivable from participants	3,185	2,770
Total receivables	3,188	2,770
Net assets available for benefits	$ 281,133	$ 245,936